UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Amendment No. 2

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        March 25, 2011 (February 4, 2011)
               (Date of report (Date of earliest event reported))


                           CONSUMER CAPITAL GROUP INC.
               (Exact name of registrant as specified in Charter)

         Delaware                    333-152330                  26-2517432
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File No.)               Identification No.)

                         35 North Lake Avenue, Suite 280
                               Pasadena, CA 91101
                    (Address of Principal Executive Offices)

                                 (626) 568-3368
              (Registrant's telephone number, including area code)

                              Mondas Minerals Corp.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                    EXPLANATORY NOTE REGARDING THIS AMENDMENT

     On February 10, 2011, Mondas Minerals Corp. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Form 8-K") in connection with a merger (the "Merger") between Mondas' wholly owned subsidiary, CCG Acquisition Corp., a Delaware corporation ("CCG Delaware"), and Consumer Capital Group Inc., a California corporation ("CCG"). Upon completion of the Merger, the Company's name has been changed to "Consumer Capital Group Inc." This Current Report on Form 8-K/A amends certain disclosures under Item
4.01 of the Form 8-K and amends Item 9.01(d) to reference and file a new Exhibit 16.1.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     We dismissed Seale and Beers, CPAs ("Seale and Beers") as our independent auditors effective as of February 4, 2011 in connection with the Merger. This action was approved by our Board of Directors.

     The reports of Seale and Beers on our financial statements as of June 30, 2010 and 2009 and for the years ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph as to a going concern in its report dated August 31, 2010.

     In connection with the audits of our financial statements for the fiscal periods ended June 30, 2010 and 2009 and the interim period ended September 30, 2010, there were: (i) no disagreements between the Company and Seale and Beers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused Seale and Beers to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     On February 4, 2011, we engaged Anton & Chia, LLP ("Anton & Chia") as our independent registered accounting firm. Anton & Chia performed the audit of CCG, which became our subsidiary after the Merger. During our two (2) most recent fiscal periods ended June 30, 2010 and 2009 and the subsequent interim period ended February 4, 2011, we did not consult with Anton & Chia on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Anton & Chia did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     We provided Seale and Beers a copy of the disclosures contained herein and requested that Seale and Beers furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Seale and Beers agrees with our statements in this Item 4.01. A copy of the letter dated March 22, 2011, furnished by Seale and Beers in response to that request, is filed as
Exhibit 16.1 to this Current Report.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)  Exhibits

                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------
2.1 Agreement and Plan of Merger by and among the Company, CCG Acquisition Corp., a Delaware corporation, and Consumer Capital Group Inc., a California corporation, dated February 4, 2011 (2)

3.1       Certificate of Incorporation (1)

3.2       Bylaws (1)

                                       2
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10.1      Loan Agreement between Arki (Beijing) E-commerce  Technology Co., Ltd.
          and Jianmin Gao, dated August 23, 2010 (English translation) (2)

10.2 Power of Attorney by Jianmin Gao, dated September 21, 2010 (English translation) (2)

10.3 Share Pledge Agreement between Arki (Beijing) E-commerce Technology Co., Ltd., Jianmin Gao, and America Arki Networkservice Beijing Co., Ltd., dated September 23, 2010 (English translation) (2)

10.4      Exclusive   Option   Agreement   between  Arki  (Beijing)   E-commerce
          Technology Co., Ltd., Jianmin Gao, and America Arki Networkservice Beijing Co., Ltd., dated December 23, 2010 (English translation) (2)

10.5 Loan Agreement between Arki (Beijing) E-commerce Technology Co., Ltd. and Fei Gao, dated August 23, 2010 (English translation) (2)

10.6 Power of Attorney by Fei Gao, dated September 21, 2010 (English translation) (2)

10.7 Share Pledge Agreement between Arki (Beijing) E-commerce Technology Co., Ltd., Fei Gao, and America Arki Networkservice Beijing Co., Ltd., dated September 23, 2010 (English translation) (2)

10.8      Exclusive   Option   Agreement   between  Arki  (Beijing)   E-commerce
          Technology Co., Ltd., Fei Gao, and America Arki Networkservice Beijing Co., Ltd., dated September 23, 2010 (English translation) (2)

10.9      Exclusive  Business  Cooperation   Agreement  between  Arki  (Beijing)
          E-commerce Technology Co., Ltd. and America Arki Networkservice Beijing Co., Ltd., dated December 23, 2010 (English translation) (2)

10.10 Lease between Vantone International Group, Inc. and Consumer Capital Group Inc., dated June 29, 2010 (2)

10.11 Lease Contract between Beijing Guohua Real Estate Co. Ltd. and ArKi (Beijing) E-commerce Technology Co. Ltd., dated August 18, 2010 (English translation) (2)

10.12 Joint Venture Contract between Wei Guo and Consumer Capital Group Inc., dated November 18, 2010 (English translation) (2)

10.13 Loan Agreement between Arki (Beijing) E-commerce Technology Co., Ltd. and Jianmin Gao, dated August 15, 2010 (English translation) (2)

10.14     Agreement   between  Fuxin  Bank  and  America  Arki  (Fuxin)  Network
          Management Co., Ltd., dated January 10, 2011 (English translation) (2)

10.15 Assignment and Assumption Agreement between Mondas Minerals, Inc. and Scott Bengfort, dated February 4, 2011 (2)

10.16     Release Agreement by Scott D. Bengfort, dated February 4, 2011 (2)

10.17 Indemnification Agreement between Scott Benfort, Mondas Minerals Corp., and CCG Acquisition Corp., dated February 4, 2011 (2)

10.18 Employment Agreement between Arki (Beijing) E-Commerce Technology Corp. and Fei Gao, dated March 1, 2008 (English translation) (2)

10.19 Employment Agreement between Arki (Beijing) E-Commerce Technology Corp. and Dong Yao, dated March 1, 2008 (English translation) (2)

10.20 Loan Agreement between America Arki (Fuxin) Network Management Co., Ltd. and Jianmin Gao, dated February 3, 2011 (English translation) (2)

10.21 Power of Attorney by Jianmin Gao, dated February 3, 2011 (English translation) (2)

10.22 Share Pledge Agreement between America Arki (Fuxin) Network Management Co., Ltd., Jianmin Gao, and America Arki Networkservice Beijing Co., Ltd., dated February 3, 2011 (English translation) (2)

10.23 Exclusive Option Agreement between America Arki (Fuxin) Network Management Co., Ltd., Jianmin Gao, and America Arki Networkservice Beijing Co., Ltd., dated February 3, 2011 (English translation) (2)

10.24 Loan Agreement between America Arki (Fuxin) Network Management Co., Ltd. and Fei Gao, dated February 3, 2011 (English translation) (2)

10.25 Power of Attorney by Fei Gao, dated February 3, 2011 (English translation) (2)

10.26 Share Pledge Agreement between America Arki (Fuxin) Network Management Co., Ltd., Fei Gao, and America Arki Networkservice Beijing Co., Ltd., dated February 3, 2011 (English translation) (2)

10.27 Exclusive Option Agreement between America Arki (Fuxin) Network Management Co., Ltd., Fei Gao, and America Arki Networkservice Beijing Co., Ltd., dated February 3, 2011 (English translation) (2)

10.28 Exclusive Business Cooperation Agreement between America Arki (Fuxin) Network Management Co., Ltd. and America Arki Networkservice Beijing Co., Ltd., dated February 3, 2011 (English translation) (2)

16.1      Letter from Seale and Beers, CPAs, dated March 22, 2011 *

21.1      List of Subsidiaries (2)

99.1 Audited consolidated financial statements of Consumer Capital Group Inc., a California corporation, as of and for the years ended December 31, 2009 and 2008, and accompanying notes to consolidated financial statements (2)

99.2 Unaudited consolidated financial statements as of and for the nine months ended September 30, 2010 and 2009, and accompanying notes to consolidated financial statements (2)

----------
*    Filed herewith.
(1) Filed on July 15, 2008 as an exhibit to the Company's Registration Statement on Form S-1, and incorporated herein by reference.
(2) Filed on February 10, 2011 as an exhibit to the Company's Current Report on Form 8-K, and incorporated herein by reference.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONSUMER CAPITAL GROUP INC.


Date: March 25, 2011                    By: /s/ Jianmin Gao
                                            ------------------------------------
                                            Jianmin Gao
                                            Chief Executive Officer

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